                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C.  20549

                                   __________

                                    FORM 8-K

                                 CURRENT REPORT

                                   __________

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  December 15,1997
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                             ARCO CHEMICAL COMPANY
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            (Exact name of registrant as specified in its charter)



                                   Delaware
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                (State or other jurisdiction of incorporation)



                 1-9678                            51-0104393
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         (Commission File Number)       (IRS Employer Identification No.)



       3801 West Chester Pike, Newtown Square, Pennsylvania  19073-2387
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       (Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code: (610)359-2000
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                                Not Applicable
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         (Former name or former address, if changed since last report)

Item 5.  Other Events.
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         On December 15, 1997, ARCO Chemical Company (the "Company") announced that it had reached a conditional settlement of a dispute with Repsol Quimica, S.A. concerning the use in Spain of technology for the production of propylene oxide and styrene monomer. The settlement is subject to clearance by the Directorate - General for Competition of the European Commission and the Spanish Bureau for the Defense of Competition. See also the Company's Press Release, dated December 15, 1997, filed as Exhibit 99 to this Report.

Item 7.  Financial Statements and Exhibits.
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(c)  Exhibits:

     99     Press Release, dated December 15, 1997.

                                   SIGNATURE
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ARCO CHEMICAL COMPANY



                                    /s/Van Billet
                                    ---------------------------------
                                    Van Billet
                                    Vice President
                                    and Controller



December 15, 1997

                                 EXHIBIT INDEX



Exhibit
Number                         Description
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 99                     Press Release, dated December 15, 1997